THE NEVADA AGENCY AND TRUST COMPANY

Established 1903

March 21, 2005

Mr. Sang-Ho Kim
Edgetech Services Inc.
18 Wynford Drive, Suite 704
Toronto, ON M3C 3S2

RE: Specimen Stock Certificate

Dear Sang-Ho:

As per your request of today I have enclosed a specimen stock certificate for Edgetech Services Inc.

If you require additional assistance please don't hesitate to contact me.

Sincerely,

Mary J. Ramsey
Stock Transfer Department

50 WEST LIBERTY ST., STE 880
RENO, NEVADA 89501

BANK OF AMERICA PLAZA
E-MAIL:mary@natco.org

TELEPHONE (775) 322-0626
FAX (775) 322-5623

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF

Nevada

CUSIP NO. 28027N 10 9

NUMBER

SHARES

EDGETECH SERVICES INC.

AUTHORIZED COMMON STOCK: 50,000,000 SHARES
PAR VALUE: $.001

This Certifies that

SPECIMEN

Is The Record Holder Of

Shares of **EDGETECH SERVICES INC.** *Common Stock*

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CEO & DIRECTOR

EDGETECH SERVICES INC.
CORPORATE
Seal
May 16, 1997
NEVADA

PRESIDENT & CHAIRMAN

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned & Registered
Nevada Agency and Trust Company
50 West Liberty Street • Suite 880 • Reno Nevada 89501

By: ____________
Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

• NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE *MEDALLION GUARANTEE PROGRAM*.

TRANSFER FEE WILL APPLY